UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2016

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of Company as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road, Suite 300

    Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2016, ImmunoCellular Therapeutics, Ltd. issued a letter reminding stockholders of record as of the record date to vote their shares at the Company’s Special Meeting of the Stockholders to be held on November 14, 2016, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Letter to ImmunoCellular Therapeutics, Ltd. stockholders reminding stockholders of record as of the record date to vote their shares at the Company’s Special Meeting of the Stockholders to be held on November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ David Fractor
David Fractor
Vice President of Finance and Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Letter to ImmunoCellular Therapeutics, Ltd. stockholders reminding stockholders of record as of the record date to vote their shares at the Company’s Special Meeting of the Stockholders to be held on November 14, 2016.